                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Fergus Reid, III, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Fergus Reid III
                                            -------------------
                                            Fergus Reid, III
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  William J. Armstrong, whose signature appears below, hereby constitutes and appoints Martin D. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ William J. Armstrong
                                            ------------------------
                                            William J. Armstrong
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  John R. H. Blum, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ John R. H. Blum
                                            --------------------------
                                            John R. H. Blum
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Stuart W. Cragin, Jr., whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Stuart W. Cragin, Jr.
                                            -------------------------
                                            Stuart W. Cragin, Jr.
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Roland R. Eppley, Jr., whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabdian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Roland R. Eppley, Jr.
                                            -------------------------
                                            Roland R. Eppley, Jr.
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Joseph J. Harkins, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Joseph J. Harkins
                                            ---------------------
                                            Joseph J. Harkins

Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Sarah E. Jones, whose signature appears below, hereby constitutes and appoints Martin D. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                            /s/ Sarah E. Jones
                                            ------------------
                                            Sarah E. Jones

Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  W.D. MacCallan, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ W.D. MacCallan
                                            ------------------
                                            W.D. MacCallan

Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  W. Perry Neff, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ W. Perry Neff
                                            -----------------
                                            W. Perry Neff
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Leonard M. Spalding, Jr., whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabdian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Leonard M. Spalding, Jr.
                                            ----------------------------
                                            Leonard M. Spalding, Jr.
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Irving L.Thode, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabedian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Irving L. Thode
                                            -------------------
                                            Irving L. Thode
Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  Richard E. Ten Haken, whose signature appears below, hereby constitutes and appoints Martin R. Dean, Peter B. Eldridge and H. Richard Vartabdian, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ Richard E. Ten Haken
                                            ------------------------
                                            Richard E. Ten Haken

Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  H. Richard Vartabedian, whose signature appears below, hereby constitutes and appoints Martin R. Dean and Peter B. Eldridge, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                            /s/ H. Richard Vartabedian
                                            --------------------------
                                            H. Richard Vartabedian

Date:  April 3, 2001

                                                                      Exhibit 16

                                MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                          MUTUAL FUND INVESTMENT TRUST
                       MUTUAL FUND MASTER INVESTMENT TRUST
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                POWER OF ATTORNEY

                  George E. McDavid, whose signature appears below, hereby constitutes and appoints Martin R. Dean and Peter B. Eldridge, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                            /s/ George E. McDavid
                                            ---------------------
                                            George E. McDavid

Date:  April 3, 2001